UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): April 27, 2007

                     CHL Mortgage Pass-Through Trust 2007-7
                     --------------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-140958-[ ]

                                   CWMBS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-140958

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)

                Delaware                                95-4449516
                --------                                ----------
      (State or Other Jurisdiction                   (I.R.S. Employer
   of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                    --------
(Address of Principal                                    Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
            --------

      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.


                                                       By: /s/ Darren Bigby
                                                          -----------------
                                                       Darren Bigby
                                                       Executive Vice President


Dated: April 27, 2007

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

                                  Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1      Legality Opinion of Sidley Austin LLP                                5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)           5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)      5

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